UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2007

Integra Bank Corporation Employees' 401(k) Plan
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	333-75093	35-1632155
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Southeast Third Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-461-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountant

On April 30, 2007, the Administrator of the Integra Bank Corporation Employees’ 401(k) Plan (the "Plan") dismissed BKD,LLP as the independent auditors for the Plan and retained Kraft CPAs PLLC as such independent auditors.

The most recent reports of BKD,LLP for the Plan for the two fiscal years ended December 31, 2005 and 2004, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years of the Plan ended December 31, 2005 and 2004, and through April 30, 2007 there have been no disagreements with BKD,LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such period.

During the two most recent fiscal years of the Plan ended December 31, 2005 and 2004, and through April 30, 2007, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

BKD,LLP has furnished the Plan with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter dated May 1, 2007 is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Accountants

The Administrator of the Plan has engaged Kraft CPAs PLLC as the independent auditors for the Plan effective as of April 30, 2007. During the two most recent fiscal years ended December 31, 2005 and 2004, and through April 30, 2007, the Plan has not consulted with Kraft CPAs PLLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related in instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c ) Exhibits
16 Letter dated May 1, 2007 BKD,LLP
to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra Bank Corporation Employees' 401(k) Plan

May 2, 2007	By:	Cheryl L. Steinbacher

Name: Cheryl L. Steinbacher
Title: Plan Administrator

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Exhibit Index

Exhibit No.	Description

16	Letter dated May 1, 2007 BKD, LLP to the Securities and Exchange Commission